                                                                   EXHIBIT 10.74

                           AMERICAN HOMEPATIENT, INC.

                  THIRD AMENDMENT AND LIMITED WAIVER TO FOURTH
                      AMENDED AND RESTATED CREDIT AGREEMENT


                  This THIRD AMENDMENT AND LIMITED WAIVER TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of March 30, 2000 and entered into by and among American HomePatient, Inc., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (each a "BANK" and collectively, the "BANKS"), and Bankers Trust Company, as agent for the Banks (in such capacity, the "AGENT"), and, for purposes of Sections 5 and 6, the Credit Support Parties (as defined in Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Fourth Amended and Restated Credit Agreement dated as of December 19, 1997, as amended to the date hereof (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, the Borrower has advised the Banks that the Borrower was not in compliance with the provisions of the negative covenants set forth in Sections 8.07, 8.08, 8.09, 8.10 and 8.17 of the Credit Agreement for the four fiscal quarter period ending December 31, 1999, which non-compliance constituted Events of Default under the Credit Agreement (the Events of Default resulting from such non-compliance with such enumerated covenants for such particular period being the "EXISTING DEFAULTS"); and

                  WHEREAS, the Borrower has requested that the Banks waive the Existing Defaults, such waiver to be effective as of the Third Amendment Effective Date (as hereinafter defined) for the period prior to such date; and

                  WHEREAS, the Banks have agreed to grant such limited waivers with respect to the Existing Defaults resulting from the Borrower's failure to comply with Sections 8.07, 8.08, 8.09, 8.10 and 8.17 of the Credit Agreement for the four fiscal quarter period ending December 31, 1999 (and only for such particular period) on the terms and conditions set forth herein; and

                  WHEREAS, the Borrower and the Banks desire to amend certain of the terms and provisions of the Credit Agreement as set forth below:

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


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SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

         1.1      AMENDMENTS TO SECTION 1: DEFINITIONS AND PRINCIPLES OF
CONSTRUCTION.

                  A. (i) Section 1.01 of the Credit Agreement is hereby amended by deleting "and" immediately before clause "(c)" of the definition of "Consolidated EBIT" and by adding the following after such clause:

                  "and (d) the engagement of the Bank Financial Advisor by the Banks, at the Borrower's expense,"

                           (ii) Section 1.01 of the Credit Agreement is hereby
                  further amended by:

                                    (a) restating subclause (a) of clause (i) of
                           the definition of "Consolidated Excess Cash Flow" as follows:

                                     "(a) Consolidated EBITDA plus any and all noncash losses (however characterized, whether usual, unusual, extraordinary or any other write-off of any kind or nature) to the extent such noncash losses were given effect in the calculation of Consolidated EBIT and Consolidated EBITDA," and

                                    (b) adding to the end of the definition of
                           "Consolidated Excess Cash Flow" the following new sentence:

                                     "The calculation of Consolidated Excess
                                     Cash Flow for any fiscal year shall be
                                     based upon actual results for such fiscal year; provided that for purposes of calculating Consolidated Excess Cash Flow, in no event shall the deductions set forth in clause (ii) of the definition of "Consolidated Excess Cash Flow" exceed the amounts permitted under this Agreement or otherwise breach the terms hereof."

                           (iii) Section 1.01 of the Credit Agreement is hereby
                  further amended by restating the definition of "Interest Payment Date" as follows:

                           "INTEREST PAYMENT DATE" means, with respect to any Eurodollar Rate Loan, the last day of the Interest Period applicable to such Loan; provided that in the case of each Interest Period of longer than one month "Interest Payment Date" shall mean the date that is one month after the commencement of such Interest Period and each successive date that is one month after that."

                  B. Section 1.01 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:


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                  "BANK FINANCIAL ADVISOR" means Zolfo Cooper, LLC, and shall include any successor or replacement therefor.

                  "THIRD AMENDMENT" means that certain Third Amendment and Limited Waiver to Fourth Amended and Restated Credit Agreement dated as of March 30, 200 by and among the Borrower, and for purposes of Sections 5 and 6 thereof, the Credit Support Parties (as such term is defined therein), the Banks listed on the signature pages thereof and the Agent.

                  "THIRD AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in Section 3 of the Third Amendment.

         1.2      AMENDMENTS TO SECTION 2: AMOUNT AND TERMS OF CREDIT.

                  A. Section 2.01(a) of the Credit Agreement is hereby amended by (i) deleting the reference therein to "253,600,000" and replacing it with "$249,243,329" and (ii) restating clause (ii) of the second paragraph thereof in its entirety a follows:

                  "(ii) In no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the lesser of (1) the Total Utilization of Revolving Loan Commitments as of the Third Amendment Effective Date and (2) the Total Revolving Loan Commitments then in effect."

                  B. Section 2.06(b) of the Credit Agreement is hereby amended by restating the first paragraph thereof in its entirety as follows:

                  "In connection with each Eurodollar Rate Loan, the Borrower may, pursuant to the applicable Notice of Revolver Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be, at the Borrower's option, either a one, two or three month period; provided that:"

                  C. Section 2.06(e) of the Credit Agreement is hereby amended by deleting "Post Maturity Interest" as the heading thereof and substituting therefor the heading "Default Rate".

                  D. Section 2.06(g)(ii) of the Credit Agreement is hereby amended by deleting the reference therein to "Section 2.06(f)" and substituting therefor "Section 2.06(g)".

         1.3      AMENDMENTS TO SECTION 7: AFFIRMATIVE COVENANTS.

                  A.       INFORMATION COVENANTS.

                           (i) Section 7.01(g) of the Credit Agreement is hereby
                  amended by adding to the end thereof the following new sentence:

                           Borrower shall furnish the Agent (with sufficient copies for each Bank) no later than 5 days after the end of each month, a narrative report


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                           summarizing all negotiations and other discussions
                           among the Borrower and the Subsidiaries (including their respective counsel and representatives) and representatives of the O.I.G. or any other Governmental Authority since the last report submitted to the Agent regarding (x) any investigation and/or audit of the Borrower and/or its Subsidiaries that is pending as of the Third Amendment Effective Date and (y) any material claim, complaint, notice or request for information that the Borrower or any of its Subsidiaries receives from any Governmental Authority after the Third Amendment Effective Date."

                           (ii) Section 7.01(l) of the Credit Agreement is
                  hereby amended by deleting "and" immediately before clause
                  (vi) and inserting immediately after clause (vi) the following:

                           "and (vii) an employee head count trend analysis for the Borrower and its Subsidiaries for such month, together with a comparison to the assumptions set forth in the Performance Plan"

                           (iii) Section 7.01(m) of the Credit Agreement is
                  hereby amended by deleting therefrom the following:

                           "and (iv) an employee headcount report for the Borrower and its Subsidiaries for such month,"

                  and adding thereto the following:

                           ", (iv) a report, in form and substance satisfactory to the Banks, setting forth the location and account number of each bank account of Borrower and each of its Subsidiaries and the closing balance thereof at the end of the preceding month, (v) a report, in form and substance satisfactory to the Banks, on the status of the implementation of the modifications to be made by Borrower to its registration, authorization and billing procedures pursuant to the plan provided by Borrower to Banks, Agent and the Bank Financial Advisor, and (vi) a report, in form and substance satisfactory to the Banks, on the status of the consolidation and closure by Borrower of 9 billing centers (leaving a total of 47 billing centers) in calendar year 2000 and the consolidation and closure of an additional 22 billing centers in the aggregate during calendar years 2001 and 2002 (leaving a total of 25 billing centers) in accordance with the plan provided by Borrower to Banks, Agent and the Bank Financial Advisor."

                  (iv) Section 7.01 of the Credit Agreement is hereby further amended by adding the following subsection thereto:

                           (q) ADDITIONAL DOCUMENTATION. Borrower shall deliver
                  (i) to the Banks and their respective counsel within five Business Days after the Third Amendment Effective Date originally executed copies of one or more favorable written opinions of Harwell Howard Hyne Gabbert & Manner, P.C., counsel for


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                  the Borrower, in form and substance reasonably satisfactory to
                  Agent and its counsel, with respect to the enforceability of the Amended Agreement and as to such other matters as Agent acting on behalf of the Banks may reasonably request, (ii) to each Bank within three Business Days after the Third Amendment Effective Date a report, in form and substance satisfactory to the Banks, setting forth the location and account number of each bank account of Borrower and each of its Subsidiaries and the closing balance thereof as of December 31, 1999, and (iii) to the Agent within 30 days after the Third Effective Date an Officer's Certificate signed by the President or Vice
                  President of the Borrower and attested to by the Secretary or Assistant Secretary of the Borrower, in form and substance satisfactory to Agent, to the effect that (w) Borrower is in good standing as a foreign corporation in the State of New York, (x) each of American HomePatient East, Inc.and Volunteer Medical Oxygen and Hospital Equipment Company, Inc. is in good standing under the laws of its jurisdiction of incorporation,
                  (y) American HomePatient of New York, Inc. is a validly existing corporation and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to enter into the Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by the Amendment and the other Credit Documents, and (z) American HomePatient, Inc. a Tennessee corporation, American
                  HomePatient East, Inc., The National Medical Rentals, Inc. and National I.V., Inc. are duly qualified and in good standing as a foreign corporation in each jurisdiction where its ownership, leasing or operation of property or the conduct of its business requires such qualification, except if the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of Borrower and its Subsidiaries taken as a whole.

                  B.       BOOKS,  RECORDS AND INSPECTIONS.

                  Section 7.02 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

                   "7.02  BOOKS, RECORDS AND INSPECTIONS.

                  (a) The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles consistently applied and all requirements of law (including, without limitation, Section 13(b)(2) of the Securities Exchange Act of 1934, as amended) shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit the officers and designated representatives of the Agent or any Bank to visit and inspect any of the properties of the Borrower or such Subsidiary, and to examine the books of record and account of the Borrower or such Subsidiary (including, without limitation, any cost or other reimbursement reports submitted to a Governmental Authority in contemplation of any receivable, any responses, statements or reports relating

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


                  thereto prepared by any Person and any medical record audits) and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and be advised as to the same by, its and their management, officers and independent accountants, all at reasonable times and upon reasonable notice, as the Agent or such Bank or any of their officers or designated representatives may request.

                  (b) Without limiting the generality of clause (a) of this
                  Section 7.02, the Borrower will, and will cause each of its Subsidiaries to, permit the Bank Financial Advisor to visit and inspect, on a daily basis, any of the properties of the Borrower or such Subsidiary, and to examine the books of record and account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and to be advised as to the same by, its and their management, officers and independent accountants in order to, among other things (w) render accounting and reporting assistance to the Agent and the Banks in connection with the Borrower's compliance or noncompliance with the covenants set forth in this Agreement, (x) review monthly, quarterly, annual and any other financial information delivered to the Agent and the Banks or included in reports to be filed with the Securities and Exchange Commission, (y) review, evaluate and provide the Agent and the Banks recommendations regarding the Borrower's and its Subsidiaries' short and long term financial projections and (z) develop for the Agent and the Banks strategies and initiatives and perform such other duties as the Agent or the Banks may request from time to time."

                  C. COLLATERAL QUESTIONNAIRE, ETC. Section 7 of the Credit Agreement is hereby further amended by adding to the end thereof the following new Section 7.16:

                  "7.16 COLLATERAL QUESTIONNAIRE; THIRD AMENDMENT CERTIFICATES, etc. (a) Within 30 days after the Third Amendment Effective Date, the Borrower shall complete and deliver to the Agent an updated collateral questionnaire, substantially in the form of the collateral questionnaire dated November 20, 1998 and in any case in form and substance satisfactory to the Agent and its counsel. The Borrower will, and will cause its Subsidiaries to, cooperate with the Agent and deliver to the Agent all such documents and instruments that the Agent deems necessary or desirable to perfect, preserve and protect the Liens created under the Credit Documents.

                  (b) Within 10 days after the Third Amendment Effective Date, the Borrower shall, and shall cause each Subsidiary set forth on Schedule 1 to the Third Amendment, to deliver to the Banks (or to Agent for the Banks with sufficient originally executed copies, where appropriate, for each Bank and its counsel) (i) resolutions of the Board of Directors of each Subsidiary approving, authorizing and ratifying the execution, delivery, and performance of the Third Amendment, signed by the President or Vice President of such Subsidiary and attested to by the Secretary or any Assistant Secretary of such Subsidiary, and in form and substance satisfactory to the Banks, and (ii) a good standing certificate for each Subsidiary from the Secretary of State of its jurisdiction of incorporation, dated a date acceptable to the Agent."


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


         1.4      AMENDMENTS TO SECTION 8: NEGATIVE COVENANTS.

                  A. LEVERAGE RATIO. Section 8.08 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

                  "8.08 LEVERAGE RATIO. The Borrower shall not permit the ratio of (i) Total Debt to (ii) Consolidated Adjusted EBITDA for any consecutive four-fiscal quarter period ending as of the last day of any fiscal quarter of the Borrower set forth below to be more than the correlative amount set forth below (it being understood and agreed that for purposes of determining compliance with this covenant, 1999 FQ4 Consolidated EBITDA shall be deemed to be $12,510,000):

                  FISCAL QUARTER                   LEVERAGE RATIO
                  --------------                   --------------
                  2000 FQ1                           6.84:1.00
                  2000 FQ2                           7.29:1.00
                  2000 FQ3                           7.70:1.00
                  2000 FQ4                           7.88:1.00
                  2001 FQ1                           5.00:1.00
                  2001 FQ2                           5.00:1.00
                  2001 FQ3                           5.00:1.00
                  2001 FQ4                           5.00:1.00
                  2002 FQ1                           4.75:1.00

                  B. MINIMUM CONSOLIDATED NET WORTH. Section 8.09 is hereby amended by deleting it in its entirety and substituting the following therefor:

                  "8.09 MINIMUM CONSOLIDATED NET WORTH. The Borrower shall not permit Consolidated Net Worth of the Borrower and its Subsidiaries to be less than $26,679,000 (i) at December 31, 2000 for Fiscal Year 2000 and (ii) on the last day of any fiscal quarter after December 31, 2000, for any consecutive four-fiscal quarter period ending as of the last day of such fiscal quarter."

                  C. MINIMUM INTEREST COVERAGE RATIO. Section 8.10 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

                  "8.10 MINIMUM INTEREST COVERAGE RATIO. The Borrower shall not permit the ratio of (i) Consolidated EBITDA of the Borrower and its Subsidiaries to (ii) Consolidated Interest Expense for any consecutive four-fiscal quarter period


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


                  ending as of the last day of any fiscal quarter of the Borrower set forth below to be less than the correlative amount set forth below (it being understood and agreed that for purposes of determining compliance with this covenant, 1999 FQ4 Consolidated EBITDA shall be deemed to be $12,510,000):

                   FISCAL QUARTER                     MINIMUM INTEREST COVERAGE RATIO
                   --------------                     -------------------------------
                     2000 FQ1                                    1.57:1.00
                     2000 FQ2                                    1.44:1.00
                     2000 FQ3                                    1.32:1.00
                     2000 FQ4                                    1.19:1.00
                     2001 FQ1                                    2.00:1.00
                     2001 FQ2                                    2.10:1.00
                     2001 FQ3                                    2.20:1.00
                     2001 FQ4                                    2.30:1.00
                     2002 FQ1                                    2.30:1.00

                  D. MINIMUM CONSOLIDATED EBITDA. Section 8.17 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  "8.17. MINIMUM CONSOLIDATED EBITDA. The Borrower shall not permit Consolidated EBITDA for the three-month period ending on the last day of any month set forth below to be less than the correlative amount indicated (it being understood and agreed that for purposes of determining compliance with this covenant, November 1999 Consolidated EBITDA shall be deemed to be $3,868,000 and December 1999 Consolidated EBITDA shall be deemed to be $4,862,000):

        MONTH ENDING                   MINIMUM CONSOLIDATED EBITDA
        ------------                   ---------------------------
        January 2000                          $11,793,000
        February 2000                         $10,993,000
        March 2000                            $ 8,833,000
        April 2000                            $ 8,953,000
        May 2000                              $ 9,067,000
        June 2000                             $ 9,548,000
        July 2000                             $ 9,598,000


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
        MONTH ENDING                   MINIMUM CONSOLIDATED EBITDA
        ------------                   ---------------------------
        August 2000                            $ 9,647,000
        September 2000                         $ 9,697,000
        October 2000                           $10,186,000
        November 2000                          $10,676,000
        December 2000                          $11,165,000
        January 2001                           $15,750,000
        February 2001                          $14,750,000
        March 2001                             $13,500,000
        April 2001                             $14,750,000
        May 2001                               $14,750,000
        June 2001                              $15,000,000
        July 2001                              $15,250,000
        August 2001                            $15,750,000
        September 2001                         $16,000,000
        October 2001                           $16,500,000
        November 2001                          $16,750,000
        December 2001                          $17,250,000
        January 2002                           $16,000,000
        February 2002                          $15,000,000
        March 2002                             $13,750,000
        April 2002                             $14,750,000

                  E. MONTHLY ACCOUNTS RECEIVABLE COVENANT. Section 8 of the Credit Agreement is hereby further amended by amending and restating Section
8.18 in its entirety as follows:

                  "8.18  ACCOUNTS RECEIVABLE COLLECTIONS.

                  A. The Borrower shall not permit the average daily amount collected by the Borrower and its Subsidiaries in respect of Accounts Receivable for each Collection Day during any consecutive three-month period (the "CURRENT THREE-MONTH PERIOD") to be less than the Applicable Three-Month Percentage (as hereinafter defined) of the average daily


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


     Adjusted Net Revenues for each Collection Day during the consecutive three-month period immediately preceding the commencement of such Current Three-Month Period. For purposes of this Section 8.18A, the term "APPLICABLE THREE-MONTH PERCENTAGE" shall mean (i) for any Current Three-Month Period ending during the first-two fiscal quarters of 2000, 85%, (ii) for any Current Three-Month Period ending during the third fiscal quarter of 2000, 86%, (iii) for any Current Three-Month Period ending during the fourth fiscal quarter of 2000, 87%, and (iv) for any Current Three-Month Period ending during the first fiscal quarter of 2001 or thereafter, 90%.

                  B. The Borrower shall not permit the average daily amount collected by the Borrower and its Subsidiaries in respect of Accounts Receivable for each Collection Day during any month (the "CURRENT MONTH") to be less than the Applicable Monthly Percentage (as hereinafter defined) of the average daily Adjusted Net Revenues for each Collection Day during the third month immediately preceding such Current Month. For purposes of this Section 8.18B, the term "APPLICABLE MONTHLY PERCENTAGE" shall mean (i) for any Current Month ending during the first-two fiscal quarters of 2000, 83%, (ii) for any Current Month ending during the third fiscal quarter of 2000, 84%, (iii) for any Current Month ending during the fourth fiscal quarter of 2000, 85%, and (iv) for any Current Month ending during the first fiscal quarter of 2001 or thereafter, 86%."

         1.5      AMENDMENT TO SECTION 9: EVENTS OF DEFAULT.

                  A.       O.I.G. INVESTIGATION.

                  Section 9.12 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

                  "9.12 O.I.G. INVESTIGATION. Any investigation and/or audit of the Borrower and its Subsidiaries by the O.I.G. or any other Governmental Authority that (x) is pending as of the Third Amendment Effective Date or
     (y) arises or is pending at any time on or after the Third Amendment Effective Date, shall result in a liability (whether or not being contested) on the part of the Borrower and its Subsidiaries and/or a reduction or set-off in respect of future Accounts Receivable of the Borrower and its Subsidiaries in an aggregate amount which, in the opinion of the Required Banks, could reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or there shall have been a development in any such investigation and/or audit that the Required Banks determine could reasonably be expected to have material adverse effect on the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole;"

         1.6      AMENDMENT TO SECTION 11: MISCELLANEOUS.

                  A. PAYMENT OF EXPENSES, ETC. Section 11.01 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

                  "11.01 PAYMENT OF EXPENSES, ETC. The Borrower shall: (i) pay all the actual costs and reasonable expenses (w) of the Agent (including, without limitation, the


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


         reasonable fees and disbursements of O'Melveny & Myers LLP, special counsel to the Agent) in connection with the preparation, execution, delivery and syndication of this Agreement and the other Credit Documents and the Existing Credit Agreement and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, (x) of the Agent and each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of O'Melveny & Myers LLP, special counsel to the Agent, and such other counsel as any other Bank may retain from time to time in connection herewith), (y) of the Agent (including, without limitation, the reasonable fees and disbursements of O'Melveny & Myers LLP, special counsel to the Agent) in connection with the custody or preservation of any of the Collateral or in connection with creating, perfecting and preserving Liens in favor of the Agent on behalf of the Banks pursuant to any Credit Document, including any filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees and title insurance premiums and (z) of the Bank Financial Advisor and any other consultants, advisors, agents, auditors or accountants chosen by the Agent or the Required Banks, to perform, investigate, test or review such matters relating to the Borrower and its Subsidiaries as the Agent or the Required Banks shall designate (including, without limitation, any review, investigation or evaluation conducted pursuant to Section 7.02); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify the Agent and each Bank, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Agent or any Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of the proceeds of any Loans or Letters of Credit hereunder or the consummation of any transactions contemplated herein or in any other Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such liabilities, obligations, losses, etc., to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). After the occurrence of an Event of Default or upon the acceleration of the Obligations (whether pursuant to the terms hereof or applicable law), the Borrower shall pay all costs and expenses, including reasonable attorneys' fees (including, without limitation, allocated costs of internal counsel) and costs of settlement, incurred by the Agent and/or the Banks in enforcing any Obligations of, or in collecting any payments due from, the Borrower or any Subsidiary hereunder or under the other Credit Documents by reason of such Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings."

                  B. ASSIGNMENTS AND PARTICIPATIONS IN LOANS AND LETTERS OF CREDIT. Section 11.05(b)(i)(B) is hereby amended by adding immediately after the parenthetical "(which consent of the Borrower and the Agent shall not be unreasonably withheld or delayed)" the following:

                  "; provided that in no event shall the Borrower's consent be required if a Default or an Event of Default has occurred and is continuing."

SECTION 2.  LIMITED WAIVER

                  A. WAIVERS. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, the Banks hereby waive (i) the Existing Defaults, such waiver to be effective as of the Third Amendment Effective Date for the period prior to the Third Amendment Effective Date and, for purposes of clarity, such limited waiver shall be solely with respect to the Existing Defaults caused by the Borrower's non-compliance with Sections 8.07, 8.08, 8.09, 8.10 and 8.17 of the Credit Agreement for the four fiscal quarter period ending December 31, 1999 (and only for such period), (ii) payment of the Default Rate of interest provided for under Section 2.06(c) of the Credit Agreement that would otherwise have been due through the Third Amendment Effective Date, and (iii) compliance with any provisions of the Credit Agreement based on the revisions to the definition of "Consolidated Excess Cash Flow" set forth herein for Fiscal Year 1999.

                  B. LIMITATION OF WAIVER. Without limiting the generality of the provisions of subsection 11.13 of the Credit Agreement, the waiver set forth in Section 2A shall be limited precisely as written and relates solely to the waiver of the Existing Defaults for the period prior to the Third Amendment Effective Date in the manner and to the extent described above, and nothing in this Amendment shall be deemed to:

                  (a) constitute a waiver of compliance by the Borrower with respect to (i) Sections 8.07, 8.08, 8.09, 8.10 and 8.17 of the Credit Agreement in any other instance or for any other period or (ii) any other term, provision or condition of the Credit Agreement, the other Credit Documents or any other instrument or agreement referred to therein; or

                  (b) prejudice any right or remedy that the Agent or any Bank may now have or may have in the future under or in connection with the Credit Agreement (including, without limitation, rights and remedies relating to the Borrower's failure to comply with the covenants amended hereby), the other Credit Documents or any other instrument or agreement referred to therein.

SECTION 3. CONDITIONS TO EFFECTIVENESS

                  Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"):

                  A. On or before the Third Amendment Effective Date, the Borrower shall deliver to the Banks (or to Agent for the Banks with sufficient originally executed copies, where appropriate, for each Bank and its counsel) resolutions of the Board of Directors of the Borrower approving and authorizing the execution, delivery, and performance of this Amendment, signed by the President or Vice President of the Borrower and attested to by the Secretary or any Assistant Secretary of the Borrower, and dated the Third Amendment Effective Date.

                  B. On or before the Third Amendment Effective Date, the Borrower shall have delivered to the Agent:

                           (i) for distribution to each Bank that executes and delivers this Amendment to the Agent on or before the Third Amendment Effective Date, a non-refundable amendment fee equal to 1/4 of 1% of the sum of the outstanding principal amount of the Term Loan of such Bank as of the Third Amendment Effective Date (and prior to giving effect to the payment set forth in clause (ii) below) plus the Revolving Loan Commitment prior to giving effect to the Third Amendment;

                           (ii) for distribution to each Bank, in accordance with its Pro Rata Share, $5,000,000 to be applied to prepay in inverse order of maturity the scheduled installments of principal of the Term Loans as set forth in Section 4.01; and

                           (iii) for distribution to the Agent and the applicable Banks, all of their respective costs and expenses (including, without limitation, attorneys' fees and disbursements, the fees and costs of the Bank Financial Advisor and the fees and costs of any other consultant or advisor retained by the Agent or the Banks in connection herewith) incurred as of the Third Amendment Effective Date in connection with the administration of the Credit Agreement and the negotiation, preparation, execution and delivery of this Amendment and the other documents, agreements, certificates and instruments delivered hereunder or in connection herewith.

         The payments made pursuant to Section 3B(i), (ii) and (iii) hereof shall be made in Dollars in immediately available funds at the Payment Office of the Agent.

SECTION 4.  BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Bank that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. The Borrower and each Subsidiary (as applicable), other than American HomePatient of New York, Inc., has all requisite corporate, partnership or other power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the other Credit Documents.

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment, the performance of the Amended Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or other action (as applicable) on the part of the Borrower and each Subsidiary.

                  C. NO CONFLICT. The execution and delivery by the Borrower and each Subsidiary of this Amendment, the performance by the Borrower and each such Subsidiary of the Amended Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws (or other documents of formation and governance, as the case may be) of the Borrower or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries except for such approvals or consents which will be obtained on or before the Third Amendment Effective Date (as hereinafter defined).

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower and each Subsidiary of this Amendment, the performance by the Borrower and each such Subsidiary of the Amended Agreement and the consummation of the transactions contemplated hereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and each Subsidiary and are the legally valid and binding obligations of the Borrower and each such Subsidiary, enforceable against the Borrower and each such Subsidiary in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT DOCUMENTS. All representations and warranties of the Borrower or any of its Subsidiaries contained in the Credit Documents are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except (i) to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, (ii) the failure of American HomePatient East, Inc. to be in good standing in its jurisdiction of incorporation, to be in good standing as a foreign corporation in Connecticut or to be in good standing or duly qualified as a foreign corporation in Michigan,
(iii) the failure of American HomePatient of New York, Inc. to be validly existing and in good standing under the laws of its jurisdiction of incorporation, (iv) the failure of American HomePatient, Inc., a Tennessee corporation, to be in good standing as a foreign corporation in New Mexico, (v) the failure of Borrower to be in good standing as a foreign corporation in New York, (vi) the failure of The National Medical Rentals, Inc. to be in good standing or duly qualified as a foreign corporation in Missouri, (vii) the failure of National I.V., Inc. to be in good standing or duly qualified as a foreign corporation in Missouri, or (viii) the failure of Volunteer Medical Oxygen and Hospital Equipment Company, Inc. to be in good standing in its jurisdiction of incorporation. Without limiting the generality of the foregoing, all information supplied to the Agent by or on behalf of the Borrower or any Subsidiary with respect to any of the Collateral is accurate and complete in all material respects, including, without limitation, the information supplied in any of the schedules to the Credit Documents.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                  H. ACKNOWLEDGEMENT OF DEBT. As of the Third Amendment Effective Date, prior to the effectiveness of the limited waivers and amendments herein and prior to giving effect to the payment made pursuant to Section 3C(ii) of this Amendment, the aggregate Term Loan Exposure is $63,264,691.09 and the Total Utilization of Revolving Loan Commitments is $249,243,329. The Obligations, including, without limitation, the amounts set forth in the preceding sentence, are jointly and severally payable by the Borrower and the Credit Support Parties without defense, offset, presentment, protest, demand or notice of any kind and interest, fees, costs and expenses continue to accrue with respect thereto.

                  I. SUBSIDIARIES; JOINT VENTURES. Schedule 1 annexed hereto sets forth, as of the Third Amendment Effective Date, each Subsidiary of the Borrower and each Joint Venture. Except as set forth on Schedule 2 annexed hereto, the Borrower and its Subsidiaries have not created and/or acquired any Subsidiaries since the Third Amendment Effective Date.

                  J. SUBSIDIARY MERGERS. The Subsidiaries set forth on Schedule 3 annexed hereto have merged with other Subsidiaries in accordance with the terms of the Credit Agreement as provided therein.

SECTION 5.  ACKNOWLEDGEMENT AND CONSENT

                  Each Subsidiary set forth on Schedule 1 annexed hereto is a party to the Subsidiary Guaranty and one or more of the following: (i) the Subsidiary Partnership Security Agreement, (ii) the Subsidiary Pledge Agreement,
(iii) the Subsidiary Security Agreement and (iv) the Subsidiary Trademark Security Agreement, in each case as amended through the Third Amendment Effective Date, pursuant to which each such Subsidiary has (x) irrevocably guarantied the prompt payment and performance of the Obligations and (y) granted to the Agent (for the benefit of the Banks) valid and perfected first priority security interests in and liens on the Collateral (subject to Liens consented to by the Required Banks with respect to such Collateral and other Liens permitted by Section 8.01 of the Credit Agreement) to secure the obligations of such Subsidiary under the Subsidiary Guaranty. The Subsidiaries set forth on Schedule A annexed hereto are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Subsidiary Guaranty, the Subsidiary Partnership Security Agreement, the Subsidiary Pledge Agreement, the Subsidiary Security Agreement and the Subsidiary Trademark Security Agreement are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the extent set forth in such Credit Support Document the payment and performance of all "Guarantied Obligations" and "Secured Obligations", as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including, without limitation, the payment and performance of all such "Guarantied Obligations" or "Secured Obligations", as the case may be, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party acknowledges and agrees that notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment.

SECTION 6.  MISCELLANEOUS

                  A.       RELEASE.

                  The Borrower, each of the Credit Support Parties, their respective successors and assigns and any Person that may derivatively or otherwise assert a claim through or by any of the foregoing to the fullest extent permitted by applicable law (collectively, the "RELEASORS") hereby releases, remises, acquits and forever discharges the Agent, each Bank and each of their respective employees, agents representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, related corporate divisions, participants and assigns (all of the foregoing hereinafter called the "RELEASED PARTIES"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, setoffs, recoupments, counterclaims, defenses, damages and expenses of any and every character, known or unknown, suspected or unsuspected, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the Third Amendment Effective Date, and in any way directly or indirectly arising out of or in any way connected to this Amendment, the Credit Agreement or the other Credit Documents (all of the foregoing hereinafter called the "RELEASED MATTERS"). Each Releasor acknowledges that the agreements in this Section 6A are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters and constitute a complete waiver of any right of setoff or recoupment, counterclaim or defense of any nature whatsoever which arose prior to the Third Amendment Effective Date to payment or performance of the Obligations. Each Releasor represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts, or acts or omissions of the Released Parties which on the Third Amendment Effective Date would be the basis of a claim by the Releasors against the Released Parties which is not released hereby. Each Releasor represents and warrants that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters. Releasors have been advised by counsel of their choosing and have granted this release freely, and voluntarily and without duress.

                  The foregoing release shall be effective as a bar to any and all actions, fees, damages, losses, claims, liabilities and demands of whatsoever character, nature and kind, known or unknown, suspected or unsuspected, notwithstanding any provisions of applicable law restricting the effect of such a release. In furtherance thereof, the Releasors expressly waive any and all rights conferred upon them by any provisions of applicable law to the effect that a general release does not extend to claims which the creditor does not know or suspect to exist in its factor at the time of executing the release, which if known by it must have materially affected its settlement with the debtor.

                  B. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                  (i) The Borrower hereby agrees and confirms that on and after the Third Amendment Effective Date each Credit Document and all collateral encumbered thereby shall continue to secure to the fullest extent possible the payment and performance of all "Secured Obligations" (as defined in each applicable Credit Document), including without limitation the payment and performance of all such "Secured Obligations" in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes.

                  (ii) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (iii) The Borrower acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect, and are hereby ratified and confirmed, and that all of its respective obligations thereunder shall be valid and enforceable and shall not be impaired, limited or otherwise affected by the execution, delivery or effectiveness of this Amendment or any future amendment or modification of the Amended Agreement.

                  (iv) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Credit Documents.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by
Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, the Agent and the Required Banks and receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                             BORROWER:

                                             AMERICAN HOMEPATIENT, INC.,
                                             a Delaware corporation



                                             By:
                                                 ------------------------------
                                                  Name:
                                                       ------------------------
                                                  Title:
                                                        -----------------------

CREDIT SUPPORT PARTIES:

    AHP, L.P.
    AHP FINANCE, INC.
    ALLEGHENY RESPIRATORY ASSOCIATES, INC.
    AMERICAN HOMEPATIENT, INC.
    AMERICAN HOMEPATIENT OF ARKANSAS, INC.
    AMERICAN HOMEPATIENT OF ILLINOIS, INC.
    AMERICAN HOMEPATIENT OF IOWA, INC.
    AMERICAN HOMEPATIENT OF NEVADA, INC.
    AMERICAN HOMEPATIENT OF TEXAS, L.P.
    AMERICAN HOMEPATIENT VENTURES, INC.
    AMERICAN HOMEPATIENT EAST, INC.
    AMERICAN HOMEPATIENT OF NEW YORK, INC.
    BREATHING EQUIPMENT INC. D/B/A HAZELTON MEDICAL AND BREATHING EQUIPMENT COLUMBIA-AHP HOME CARE ALLIANCE OF GAINESVILLE, GAINESVILLE, FL COLUMBIA-AHP HOME CARE ALLIANCE, NASHVILLE AND JACKSON TN
    DESIGNATED COMPANIES, INC. D/B/A CAREPLAN
    DOWNEAST MEDICAL SHOPPE
    HAPPY HARRY'S HEALTHCARE, INC.
    MEDICAL EQUIPMENT SERVICES, INC.
    NATIONAL I.V., INC.
    THE NATIONAL MEDICAL RENTALS, INC.
    NATIONAL MEDICAL SYSTEMS, INC.
    PARAGON HOME MEDICAL EQUIPMENT PARTNERSHIP, DALLAS, IRVING AND GRAND
       PRAIRIE, TX
    SOUND MEDICAL EQUIPMENT, INC.
    UNITED CLINICAL SERVICES, INC.
    VOLUNTEER MEDICAL OXYGEN AND HOSPITAL EQUIPMENT COMPANY, INC.

    On behalf of all of the above:

        By:
          ---------------------------------
          Name:
                ---------------------------
          Title:
                ---------------------------

                            BANKERS TRUST COMPANY,
                            Individually and as the Agent



                            By:
                               ------------------------------
                               Name:
                                     ------------------------
                               Title:
                                     ------------------------

                               ABN AMRO BANK, N.V.


                               By:
                                  -------------------------------
                                  Name:
                                        -------------------------
                                  Title:
                                        -------------------------

                               By:
                                  -------------------------------
                                  Name:
                                        -------------------------
                                  Title:
                                        -------------------------

                            AMSOUTH BANK



                            By:
                               -------------------------------
                            Name:
                                  ----------------------------
                            Title
                                  ----------------------------

                            BANK OF AMERICA, N.T. & S.A.
                            (including the former NationsBank, N.A.)


                            By:
                               ------------------------------
                               Name:
                                     ------------------------
                               Title:
                                     ------------------------

                            BANK OF MONTREAL



                            By:
                               ------------------------------
                               Name:
                                    -------------------------
                               Title:
                                    -------------------------

                            FIRST UNION NATIONAL BANK
                            (formerly Corestates Bank, N.A.)



                            By:
                               -------------------------------
                               Name:
                                     -------------------------
                               Title:
                                     -------------------------

                           [Intentionally left blank]

                                   BANK ONE

                                   (formerly The First National Bank of Chicago)


                                   By:
                                      -------------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------

                             BEAR STEARNS & CO. INC.



                             By:
                                -------------------------------
                                  Name:
                                       ------------------------
                                  Title:
                                        -----------------------

                                 CITIBANK, N.A.



                                 By:
                                    -------------------------------
                                      Name:
                                           ------------------------
                                      Title:
                                            -----------------------

                           THE FUJI BANK, LIMITED, NEW YORK BRANCH


                           By:
                              -------------------------------
                                Name:
                                     ------------------------
                                Title:
                                      -----------------------

                           COOPERATIEVE CENTRALE RAIFFESEN -
                           BOERENLEENBANK, B.A., "RABOBANK
                           NEDERLAND", NEW YORK BRANCH


                           By:
                              -------------------------------
                                Name:
                                     ------------------------
                                Title:
                                      -----------------------


                           By:
                              -------------------------------
                                Name:
                                     ------------------------
                                Title:
                                      -----------------------

                           THE SAKURA BANK, LIMITED


                           By:
                              -------------------------------
                                Name:
                                     ------------------------
                                Title:
                                      -----------------------

                           SUNTRUST BANK, NASHVILLE, N.A.


                           By:
                              -------------------------------
                                Name:
                                     ------------------------
                                Title:
                                      -----------------------

                           UNION BANK OF CALIFORNIA, N.A.


                           By:
                              -------------------------------
                                Name:
                                     ------------------------
                                Title:
                                      -----------------------

                           WILLIAM E. SIMON & SONS SPECIAL
                           SITUATIONS PARTNERS, L.P.


                           By:
                              -------------------------------
                                Name:
                                     ------------------------
                                Title:
                                      -----------------------

                                                                      SCHEDULE 1
                                  SUBSIDIARIES

                                                                      SCHEDULE 2

                                NEW SUBSIDIARIES